Exhibit 10(q)-7

SIXTH AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS SIXTH AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of March 29, 2007 (this “Amendment”), to the Existing Reimbursement Agreement (as defined below) is made by PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Account Party”), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

W I T N E S S E T H:

WHEREAS, the Account Party, the Lenders and The Bank of Nova Scotia, as the Issuer and as Administrative Agent, are all parties to the Reimbursement Agreement, dated as of March 31, 2005 (as amended or otherwise modified prior to the date hereof, the “Existing Reimbursement Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Reimbursement Agreement”); and

WHEREAS, the Account Party has requested that the Lenders amend certain provisions of the Existing Reimbursement Agreement and the Lenders are willing to modify the Existing Reimbursement Agreement on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

  “Account Party” is defined in the preamble.

  “Amendment” is defined in the preamble.

  “Existing Reimbursement Agreement” is defined in the first recital.

  “Reimbursement Agreement” is defined in the first recital.

SECTION 1.2.  Other Definitions.  Terms for which meanings are provided in the Existing Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II
AMENDMENTS TO THE EXISTING REIMBURSEMENT AGREEMENT

Effective as of the date hereof, but subject to the occurrence of the satisfaction of the conditions in Article III, the provisions of the Existing Reimbursement Agreement referred to below are hereby amended in accordance with this Article II.

SECTION 2.1.  Amendment to Article I.  The definition of “Restricted Subsidiary” set forth in Section 1.1 of the Existing Reimbursement Agreement is hereby amended by deleting the words “Schedule 5.12” therein and inserting the words “Schedule 5.11” in lieu thereof.

SECTION 2.2.  Amendment to Article II.  Clause (b) of Section 2.5 of the Existing Reimbursement Agreement is hereby amended in its entirety to read as follows:

deliver to the Administrative Agent a representation certificate duly executed by an Authorized Officer of the Account Party, dated as of March 31, 2007, in form and substance satisfactory to the Administrative Agent.

SECTION 2.3.  Amendments to Article VI.  Article VI of the Existing Reimbursement Agreement is hereby amended in accordance with Sections 2.3.1 through 2.3.3.

SECTION 2.3.1.  Section 6.4 of the Existing Reimbursement Agreement is hereby amended by deleting each instance of the date “December 31, 2004” in clauses (a) and (b) thereof and inserting the date “December 31, 2005” in lieu thereof.

SECTION 2.3.2.  Section 6.6 of the Existing Reimbursement Agreement is hereby amended by deleting the date “December 31, 2004” therein and inserting the date “December 31, 2005” in lieu thereof.

SECTION 2.3.3.  Section 6.11 of the Existing Reimbursement Agreement is hereby amended in its entirety to read as follows:

 SECTION 6.11.  [INTENTIONALLY OMITTED.]

SECTION 2.4.  Amendments to Article VIII.  Article VIII of the Existing Reimbursement Agreement is hereby amended in accordance with Sections 2.4.1 and 2.4.2.

SECTION 2.4.1.  Section 8.1.3 of the Existing Reimbursement Agreement is hereby amended in its entirety to read as follows:

SECTION 8.1.3.  The Account Party shall default in the due performance or observance of any of its obligations under clause (ii) of Section 6.05, or Sections 6.06, 6.08, 6.09, 6.11 or 6.12 of the Incorporated Agreement.

SECTION 2.4.2.  Clause (a) of Section 8.1.4 of the Existing Reimbursement Agreement is hereby amended in its entirety to read as follows:

(a) fail to observe or perform any covenant or agreement contained in Section 6.01(d)(i) of the Incorporated Agreement for 30 days after any such failure or in Section 6.01(d)(ii) of the Incorporated Agreement for 10 days after any such failure; or

ARTICLE III
CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective as of the date hereof when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION 3.1.  Counterparts.  The Administrative Agent shall have received counterparts hereof executed on behalf of the Account Party and the Required Lenders.

SECTION 3.2.  Costs and Expenses, etc.  The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Reimbursement Agreement, if then invoiced.

SECTION 3.3.  Satisfactory Legal Form.  The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel.  All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

SECTION 4.1.  Automatic Extension of Stated Maturity Date.  After the occurrence of the Amendment Effective Date and upon receipt of the items set forth in clauses (a) and (b) of Section 2.5 of the Credit Agreement, the Stated Maturity Date shall be automatically extended to March 31, 2008 in accordance with such Section.

SECTION 4.2.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.3.  Loan Document Pursuant to Existing Reimbursement Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Reimbursement Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Reimbursement Agreement, as amended hereby, including Article X thereof.

SECTION 4.4.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.6.  Governing Law.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 4.7.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Reimbursement Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Reimbursement Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Reimbursement Agreement or any of the Loan Documents.

SECTION 4.8.  Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendment, the Account Party hereby represents and warrants to the Lenders, on the date this Amendment becomes effective pursuant to Article III, that both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 5.2.1 of the Reimbursement Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PPL ENERGY SUPPLY, LLC

By:  /s/ James E. Abel
      Title:  Vice President and Treasurer

THE BANK OF NOVA SCOTIA

By:  /s/ Andrew Johnson
      Title: Director